CC 10-5-06

GRANTORS:	GRANTEE:
QUITMAN COUNTY QUITMAN COUNTY COURTHOUSE MARKS, MISSISSIPPI 38646 (662) 326-2661 AND QUITMAN COUNTY ECONOMIC DEVELOPMENT DISTRICT BY AND THROUGH QUITMAN COUNTY BOARD OF SUPERVISORS QUITMAN COUNTY COURTHOUSE MARKS, MISSISSIPPI 38646 (662) 326-2661	SOUTHRIDGE ENVIRONMENTAL, INC. 3625 NORTH HALL STREET SUITE 900 DALLAS, TEXAS 75219

WARRANTY DEED

FOR AND IN CONSIDERATION of the sum of ***TEN DOLLARS*** ($10.00) cash in hand paid, and other good and valuable consideration the receipt of which is hereby acknowledged, **QUITMAN COUNTY, a political subdivision of the State of Mississippi,** and **QUITMAN COUNTY ECONOMIC DEVELOPMENT DISTRICT, a political subdivision of the State of Mississippi formed by the QUITMAN COUNTY BOARD OF SUPERVISORS,** does hereby bargain, sell, convey and warrant unto **SOUTHRIDGE ENVIRONMENTAL, INC., a corporation in the State of Mississippi,** the following described lands in Quitman County, Mississippi, to-wit:

State of Mississippi, County of Quitman, Township 7 South, Range 10 West, Section 25, Southwest Quarter, fraction of North half, but all of which is more particularly described as follows, to-wit:

Two tracts of land, formerly known as the old Federal Compress property situated in the Southwest Quarter, West of Mississippi Highway No. 3, and East of Old Highway No. 3, and more particularly described as follows:

<u>TRACT ONE: 21.4 ACRES</u>

The Northerly part of the property heretofore conveyed to Bi-State Cotton Compress Corporation by instrument in Book B23, at page 194 of the Land Records of Quitman County, Mississippi, described as:

Lying in Section 25, Township 7 South, Range 10 West, Quitman County, Mississippi, bounded on the West by Old Highway No. 3; on the North by the North boundary line of the South half of said Section 25; and on the East by a drainage ditch of the Indian Creek Drainage District and the West line of the right of way of Highway No. 3, to-wit:

Beginning at the point of intersection of the North boundary line of the South half of said Section 25, with the East line of the right of way of Old Mississippi Highway No. 3; thence East, following the North line of the South half of said Section 25, 1,338 feet to the point of intersection of the said line with the East line of the West spoil bank of dredge ditch of the Indian Creek Drainage District; thence following the East line of the said spoil bank South 381 feet to an intersection with the West line of the right of

way of Mississippi Highway No. 3; thence following the said West of the said right of way South 34 degrees and 30 minutes West 290 feet, more or less, to a point in the said right of way line which lies due East of the Southeast corner of the compress office; thence West to a point 50 feet from the Southeast corner of said compress office a distance of 1,109 feet, more or less; thence North 50 feet; thence West 200 feet; thence South 50 feet; thence West 350 feet, more or less, to the East line of the right of way of old Highway No. 3; thence following the said East line of the right of way of old Highway No. 3 North 36 degrees and 45 minutes East 760 feet, more or less, to the point of beginning containing 21.4 acres, more or less;

TRACT TWO: 15.81 ACRES

A parcel of land in the North half of the South half of Section 25, Township 7 South, Range 10 West, Quitman County, Mississippi, described as:

To locate the point of beginning, commence at the point of intersection of the North boundary line of the South half of said Section 25 with the East line of the right of way of old Mississippi Highway No. 3, and proceed South 36 degrees 45 minutes West 760 feet, more or less, to the POINT OF TRUE BEGINNING, which point lies due West of the Southeast corner of the compress office; thence with the East line of old Mississippi Highway No. 3, 517 feet, more or less, to a point; thence East 1,659 feet to the West line of the right of way of Mississippi Highway No. 3; thence with the West line of Mississippi Highway No. 3 North 34 degrees 30 minutes East 517 feet, more or less, to a point which lies due East of the Southeast corner of the compress office; thence West 1,109 feet, more or less, to a point 50 feet from the Southeast corner of said compress office; thence North 50 feet; thence West 200 feet; thence South 50 feet; thence West 350 feet, more or less, to the POINT OF TRUE BEGINNING, containing 15.81 acres, more or less.

TRACTS ONE AND TWO BEING SUBJECT TO rights of the railroad company servicing the railroad siding, if any, on the premises in and to the ties, rails and other properties constituting said railroad sidings or in and to the use thereof and also rights of others, if any thereto entitled in and to the use thereof, and the state of facts shown on survey dated June 11, 1982, entitled Sledge, Quitman County, Mississippi, made by Pickering, Wooten, Smith, Weiss, inc., and any other provided that such state of facts does not disclose any conditions which would prohibit the present use of the improvements located on the premises, as provided in Deeds recorded in Book B43, at pages 238 and at 242, in the Offices of the Chancery Clerk of said County; and

TRACTS ONE AND TWO BEING SUBJECT TO taxes, levies, assessments, betterments and benefits of the Indian Creek Drainage District; and

TRACTS ONE AND TWO BEING SUBJECT TO rights of way and easements for public roads, streets, drainage and utilities, zoning ordinances in force and effect in Quitman County, Mississippi, and, if any, rules, regulations, assessments, statutory authority, levies, betterments and benefits of, if any, public environmental, public health, public drainage districts, and other public or quasi-public entities.

The sale of the above mentioned property was authorized by resolution passed by the Quitman County Board of Supervisors pursuant to the laws of the State of Mississippi and filed in Minute Book 74 at Page 104 of the Minutes of the Board of Supervisors located in the office of the Chancery Clerk in Quitman County, Mississippi.

WITNESS OUR SIGNATURES, this the 4th day of October, 2006.

BROOKS EARNEST, PRESIDENT OF THE BOARD OF SUPERVISORS OF QUITMAN COUNTY, MISSISSIPPI, GRANTOR

QUITMAN COUNTY ECONOMIC DEVELOPMENT DISTRICT BY AND THROUGH BROOKS EARNEST, PRESIDENT OF THE BOARD OF SUPERVISORS OF QUITMAN COUNTY, MISSISSIPPI, GRANTOR

ATTEST:

BUTCH SCIPPER, CLERK OF THE BOARD OF SUPERVISORS OF QUITMAN COUNTY, MISSISSIPPI

PREPARED BY:
ROBERT G. ROY
ATTORNEY AT LAW
POST OFFICE DRAWER 250
MARKS, MISSISSIPPI 38646
(662) 326-8530
MSB# 9023

STATE OF MISSISSIPPI

COUNTY OF QUITMAN

This day personally appeared before me, the undersigned authority in and for the State and County aforesaid, **BROOKS EARNEST**, who acknowledged himself to be the President of the Board of Supervisors of Quitman County, Mississippi, a political subdivision of the State of Mississippi and authorized to execute this Warranty Deed on behalf of Quitman County Economic Development District, which is also a political subdivision of the State of Mississippi established by and through the Quitman County Board of Supervisors, and **BUTCH SCIPPER**, who acknowledged himself to be the Clerk of the Board of Supervisors of Quitman County, Mississippi, and that they, as such President and Clerk, respectively, being authorized so to do, that they signed and delivered the above and foregoing Warranty Deed on the date therein named and for the

therein set forth, by signing the name of the Board of Supervisors of Quitman County, Mississippi, by themselves as President and Clerk, respectively.

Given under my hand and official seal of office, this the 4th day of October, 2006.

Emily Kennedy
NOTARY PUBLIC

(SEAL)

MY COMMISSION EXPIRES:

August 27, 2008

10/4/06 4:19 PM

OMB No. 2502-0265

A. U.S. Departmen[illegible] Housing and Urban Development **Settlement Statement**	**B. Type of Loan** 1. [ ] FHA 2. [ ] FMHA 3. [ ] Conv. Unins. 4. [ ] VA 5. [ ] Conv. Ins. [X] Other. **6. File Number** 20060610 **7. Loan Number** **8. Mortgage Ins. Case No.**

C. Note:	This form is furnished to give you a statement of actual settlement costs. Amounts paid to and by the settlement agent are shown. Items marked ("POC") were paid outside the closing; they are shown here for information purposes and are not included in the totals.
D. Name of Borrower:	Southridge Enviromental, Inc.
E. Name of Seller:	Quitman County, a political subdivision of the State of Mississippi TIN: Quitman County Economic Development District TIN:
F. Name of Lender:	
G. Property Location:	, Quitman County, Mississippi One Moucol Center Dr., Sledge, MS
H. Settlement Agent: **Place of Settlement:**	Lender's Title & Escrow, LLC (662) 536-3155 TIN: 62-1721448 5699 Getwell Road, Building H, Suite 5, Southaven, MS 38672
I. Settlement Date:	10/5/2006 **Proration Date:** 10/5/2006

J. Summary of Borrower's Transaction			**K. Summary of Seller's Transaction**		
100.	**Gross amount due from borrower:**		**400.**	**Gross amount due to seller:**	
101.	Contract sales price	375,000.00	401.	Contract sales price	375,000.00
102.	Personal property		402.	Personal property	
103.	Settlement charges to borrower (line 1400)	351.00	403.		
104.			404.		
105.			405.		
	Adjustments for items paid by seller in advance			Adjustments for items paid by seller in advance	
106.	City/town taxes		406.	City/town taxes	
107.	County taxes		407.	County taxes	
108.	Assessments		408.	Assessments	
109.			409.		
110.			410.		
111.			411.		
112.			412.		
120.	**Gross amount due from borrower:**	375,351.00	**420.**	**Gross amount due to seller:**	375,000.00
200.	Amounts paid by or in behalf of the borrower		500.	Reductions in amount due to seller	
201.	Deposit or earnest money		501.	Excess deposit (see instructions)	
202.	Principal amount of new loan(s)		502.	Settlement charges to seller (line 1400)	22,858.00
203.	Existing loan(s) taken subject to		503.	Existing loan(s) taken subject to	
204.			504.	Payoff of first mortgage loan	
205.			505.	Payoff of second mortgage loan	
206.			506.		
207.			507.		
208.			508.		
209.			509.		
	Adjustments for items unpaid by seller			Adjustments for items unpaid by seller	
210.	City/town taxes		510.	City/town taxes	
211.	County taxes		511.	County taxes	
212.	Assessments		512.	Assessments	
213.			513.		
214.			514.		
215.			515.		
216.			516.		
217.			517.		
218.			518.		
219.			519.		
220.	**Total paid by/for borrower:**	0.00	**520.**	**Total reduction in amount due seller:**	22,858.00
300.	Cash at settlement from/to borrower		600.	Cash at settlement to/from seller	
301.	Gross amount due from borrower (line 120)	375,351.00	601.	Gross amount due to seller (line 420)	375,000.00
302.	Less amount paid by/for borrower (line 220)	0.00	602.	Less total reduction in amount due seller(line 520)	22,858.00
303.	**CASH (X)FROM ()TO BORROWER**	375,351.00	**603.**	**CASH ()FROM (X)TO SELLER**	352,142.00

L. Settlement Charges	File Number: 20060610	
700. Total sales/broker commission based on : $375,000.00 @ 6.0000% = $22,500.00	Paid From Borrower's Funds at Settlement	Paid From Seller's Funds at Settlement
Division of commission (line 700) as follows:		
701. $22,500.00 to Diversified Real Estate		
702.		
703. Commission paid at settlement $22,500.00		22,500.00
704.		
800. Items payable in connection with loan		
801. Loan origination fee		
802. Loan discount		
803. Appraisal fee		
804. Credit report		
805. Lender's inspection fee		
806. Mortgage insurance application fee		
807. Assumption fee		
808. Underwriting Fee		
809. Flood Certification Fee		
810. Tax Service Fee		
811. Courier Fee		
812. Document Preparation		
813. Processing Fee		
814.		
815.		
900. Items required by lender to be paid in advance		
901. Interest from		
902. Mortgage insurance premium for		
903. Hazard insurance premium for		
904.		
905. VA Funding Fee		
1000. Reserves deposited with lender		
1001. Hazard insurance		
1002. Mortgage insurance		
1003. City property taxes		
1004. County property taxes		
1005. Annual assessments (maint.)		
1006.		
1007.		
1008.		
1009. Aggregate Adjustment		
1100. Title charges		
1101. Settlement or closing fee to Lender's Title & Escrow, LLC	125.00	125.00
1102. Abstract or title search to Perrys Abstractors, Inc.		108.00
1103. Title examination		
1104. Title insurance binder to Lender's Title & Escrow, LLC	50.00	
1105. Document preparation to Lender's Title & Escrow, LLC	125.00	125.00
1106. Notary fees		
1107. Attorney's fees to		
includes above items no.:		
1108. Title insurance		
includes above items no.:		
1109. Lender's coverage		
1110. Owner's coverage		
1111. Shipping & Handling to Lender's Title & Escrow, LLC	40.00	
1112. Post Closing and Tracking Fee		
1113.		
1200. Government recording and transfer charges		
1201. Recording fees: Deed $11.00	11.00	
1202. City/county tax/stamps:		
1203. State tax/stamps:		
1204. Recording Assignment		
1205.		
1206.		
1300. Additional settlement charges		
1301. Survey		
1302. Pest inspection		
1303. Home Warranty		
1304.		
1305.		
1400. Total settlement charges (entered on lines 103, section J and 502, section K)	351.00	22,858.00